Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of October 1, 2024 (the “Agreement Date”), by and between Powerfleet, Inc., a Delaware corporation (the “Company”), and Ontario Teachers’ Pension Plan Board (the “Investor”).

WHEREAS, the Company has entered into a Share Purchase Agreement, dated as of September 18, 2024 (the “Purchase Agreement”), with Golden Eagle Topco, LP, the persons party thereto under the heading “Other Sellers” and Powerfleet Canada Holdings Inc., pursuant to which the Company is issuing to the Investor 4,285,714 shares of Common Stock (as defined below) of the Company (the “Shares”); and

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, the parties hereto desire to enter into this Agreement in order to grant certain registration rights to the Investor as set forth below.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:

1. Definitions. Capitalized terms used herein but not otherwise defined herein have the meanings assigned to such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Agreement Date” shall have the meaning set forth in the preamble to this Agreement.

“Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York, New York are permitted or required to be open for the general transaction of business.

“Closing Date” shall have the meaning set forth in the Purchase Agreement.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” shall have the meaning set forth in the preamble to this Agreement.

“Consideration” shall mean the aggregate value of the Shares as specified in the Purchase Agreement, being US$15 million.

“Effective Date” means the earliest of the date that (a) the Registration Statement registering for resale all Shares has been declared effective by the Commission, (b) all of the Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions (assuming the holder thereof is not then an affiliate of the Company), (c) immediately follows the one-year anniversary of the Closing Date provided that a holder of Shares is not an affiliate of the Company, or (d) all of the Shares may be sold pursuant to an exemption from registration without volume or manner-of-sale restrictions and counsel to the Company has delivered to the Investor a standing written unqualified opinion that resales may then be made by the Investor pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to the Investor.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” shall have the meaning set forth in Section 2(a).

“Investor” shall have the meaning set forth in the preamble to this Agreement.

“Prospectus” means the prospectus forming a part of the Registration Statement.

“Purchase Agreement” shall have the meaning set forth in the Recitals.

“Registrable Securities” means, as of any date of determination, all Shares and any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that a security shall cease to be a Registrable Security upon the earliest of: (i) a sale pursuant to an effective Registration Statement or Rule 144 under the Securities Act, (ii) such security becoming eligible for resale without restriction by the Investor pursuant to Rule 144, including without any volume limitations or manner-of-sale restrictions and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act, or (iii) two (2) years after the date of effectiveness of the Registration Statement.

“Registration Statements” means any one or more registration statements of the Company registering the Shares for resale by the Investor pursuant to the terms of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” shall have the meaning set forth in the preamble to this Agreement.

“Transfer Agent” means Computershare Inc., or any successor transfer agent for the Company.

2. Registration Procedures and Expenses. The Company shall:

(a) as soon as practicable, but in no event later than sixty (60) days following the Closing Date (the “Filing Deadline”), prepare and file with the Commission a Registration Statement on any form under the Securities Act that the Company is then eligible to use (subject to Section 2(f)) relating to the resale of the Registrable Securities by the Investor from time to time that will become effective no later than 60 days following the Filing Deadline (the “Effectiveness Deadline”); provided, however, that in the event the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth (5th) Business Day following the date on which the Company is so notified in writing if such date precedes the dates otherwise required above. The Company shall immediately notify the Investor via email of the effectiveness of a Registration Statement on the same trading day that the Company has received confirmation of effectiveness from the Commission;

(b) promptly prepare and file with the Commission the required prospectus supplement under Rule 424(b) under the Securities Act and such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective so long as any Registrable Securities are outstanding;

(c) furnish to the Investor with respect to the Registrable Securities (and to each underwriter, if any, of such Registrable Securities) such number of copies of prospectuses and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Investor;

(d) file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Investor by the time the Registration Statement is declared effective; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(e) bear all expenses in connection with the procedures in paragraphs (a) through (d) of this Section 2 and the registration of the Registrable Securities pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Investor or underwriting discounts, brokerage fees and commissions incurred by the Investor, if any, in connection with the offering of the Shares pursuant to the Registration Statement;

(f) if Form S-3 is not available for the registration of the resale of Registrable Securities hereunder as of the Filing Deadline, the Company shall (i) register the resale of the Registrable Securities on Form S-1 and (ii) register such Registrable Securities for resale on Form S-3 promptly after the use of such form becomes available and use its reasonable best efforts to have such registration statement declared effective by the Commission;

(g) in order to enable the Investor to sell the Shares under Rule 144 promulgated under the Securities Act, for a period of one (1) year from Closing, use its commercially reasonable efforts to comply with the requirements of Rule 144, including without limitation, use its commercially reasonable efforts to comply with the requirements of Rule 144(c)(1) with respect to public information about the Company and to timely file all reports required to be filed by the Company under the Exchange Act;

(h) direct its counsel to promptly issue a legal opinion to the Transfer Agent if required to effect the removal of the restrictive legend set forth in Section 8(a) of this Agreement if requested by the Investor;

(i) not less than five (5) trading days prior to the filing of each Registration Statement and not less than one (1) trading day prior to the filing of any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Investor copies of all such documents proposed to be filed, which documents will be subject to the review and comment of the Investor, such comment not to be unreasonably withheld, conditioned or delayed; provided that the Company shall redact any sections of such documents that may contain material non-public information unless the Investor consents in writing to receive such information and agrees to hold it in confidence; and

(j) with the exception of the shares of Common Stock to be sold by the Company pursuant to that certain Subscription Agreement dated as of the Agreement Date by and among the Company and the purchasers party thereto, neither the Company nor any of its security holders (other than the Investor in such capacity pursuant to this Agreement) may include securities of the Company in any Registration Statement other than the Registrable Securities.

The Company understands that the Investor disclaims being an underwriter and shall not identify the Investor as an underwriter without the prior written consent of the Investor, but the Investor being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. A draft of the proposed form of the questionnaire related to the Registration Statement to be completed by the Investor is attached hereto as Annex A.

3. Transfer of Shares After Registration. The Investor agrees that it will not effect any disposition of the Shares that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities laws, except as contemplated in the Registration Statement referred to in Section 2, pursuant to an exemption to the registration requirements under the Securities Act or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution as set forth in the Registration Statement.

4. Indemnification. For the purpose of this Section 4: (i) the term “Investor/Affiliate” shall mean the Investor’s officers, directors, members, managers, partners, trustees, employees, agents, other representatives, successors and assigns and any affiliate (as such term is defined in Rule 501(b) under the Securities Act) of the Investor, including a transferee who is an affiliate of the Investor, and any person who controls the Investor or any affiliate of the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and (ii) the term “Registration Statement” shall include any preliminary prospectus, final prospectus, free writing prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 2.

(a) The Company agrees to indemnify, defend and hold harmless the Investor and each of its Investor/Affiliates, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Investor or Investor/Affiliates becomes subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rules 430B, 430C or 434, under the Securities Act, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities Act, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in light of the circumstances under which they were made, and will promptly reimburse the Investor and each of its Investor/Affiliates for any legal and other expenses as such expenses are reasonably incurred by such Investor or such Investor/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld or delayed, and the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use therein, (ii) the Investor’s failure to deliver a copy of the Registration Statement, Prospectus or any amendment or supplement thereto (if the same was required by applicable law to be so delivered) after the Company has furnished the Investor with a sufficient number of copies of the same prior to any written confirmation of the sale by the Investor under the Registration Statement, or (iii) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor under the Prospectus.

(b) The Investor will indemnify and hold harmless the Company, each of its directors, each of its officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers or controlling person becomes subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the written consent of the Investor) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use therein, (ii) the Investor’s failure to deliver a copy of the Registration Statement, Prospectus or any amendment or supplement thereto (if the same was required by applicable law to be so delivered) after the Company has furnished the Investor with a sufficient number of copies of the same prior to any written confirmation of the sale by the Investor or (iii) the use by the Investor of an outdated or defective Prospectus after the Company has notified the Investor that the Prospectus is outdated or defective; and will reimburse the Company, each of its directors, each of its officers or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Investor’s aggregate liability under this Section 4 shall not exceed the amount of net proceeds received by the Investor on the sale of the Shares pursuant to the Registration Statement.

(c) Promptly after receipt by an indemnified party under this Section 4 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 4 promptly notify the indemnifying party in writing thereof, but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 4 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party, and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any action without its written consent. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding, unless such settlement provides for monetary damages only and includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) If the indemnification provided for in this Section 4 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 4 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Investor from the issuance of the Shares pursuant to the Purchase Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Investor in connection with the statements or omissions or inaccuracies in the representations and warranties in the Purchase Agreement and/or the Registration Statement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Investor on the other shall be deemed to be in the same proportion as the pro rata portion of the Consideration in respect of the Shares that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between such portion of the Consideration in respect of the Shares that were sold pursuant to the Registration Statement and the amount received by the Investor from such sale. The relative fault of the Company on the one hand and the Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Investor and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 4, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 4 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 4, the Investor shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5. Termination of Conditions and Obligations. The restrictions imposed by Section 3 and Section 9 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the earlier of (i) the passage of two (2) years from the effective date of the Registration Statement covering such Shares and (ii) at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

6. Information Available. The Company, upon the reasonable request of the Investor, shall make available for inspection by the Investor, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by the Investor or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, in each case that are not otherwise filed and publicly available, and cause the Company’s officers, employees and independent accountants to supply all information reasonably requested by the Investor or any such underwriter, attorney, accountant or agent in connection with the Registration Statement.

7. Delay in Filing or Effectiveness of Registration Statement; Suspension. If the Registration Statement is not filed by the Company with the Commission on or prior to the Filing Deadline, then for each thirty (30) day period following the Filing Deadline, until but excluding the date of the Registration Statement is filed, or if the Registration Statement is not declared effective by the Commission by the Effectiveness Deadline, then for each thirty (30) day period following the Effectiveness Deadline, until but excluding the date the Commission declares the Registration Statement effective, the Company shall pay the Investor with respect to any such failure, as liquidated damages and not as a penalty, an amount per thirty (30) day period equal to 1.0% of the Consideration; and for any such thirty (30) day period, such payment shall be made no later than five (5) Business Days following such thirty (30) day period. The Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section 7 no more than three (3) times in any twelve (12) month period and for no more than thirty (30) consecutive days for a total of not more than sixty (60) days in such twelve (12) month period in the event that the Company determines in good faith that such Suspension is necessary to (1) delay the disclosure of material nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (2) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (a “Suspension”); provided that the Company shall promptly (a) notify the Investor in writing of the commencement of a Suspension, but shall not (without the prior written consent of the Investor) disclose to the Investor any material nonpublic information giving rise to a Suspension, (b) advise the Investor in writing to cease all sales under such Registration Statement until the end of the Suspension, (c) use commercially reasonable efforts to terminate a Suspension as promptly as practicable and (d) notify the Investor in writing of the lifting of any Suspension. If the Investor shall be prohibited from selling Registrable Securities under the Registration Statement as a result of a Suspension of more than the maximum periods allowed pursuant to the previous sentence, then for each thirty (30) day period on which a Suspension is in effect that exceeds a maximum allowed period for a Suspension or Suspensions, but not including any day on which a Suspension is lifted, the Company shall pay the Investor, as liquidated damages and not as a penalty, an amount per thirty (30) day period equal to 1.0% of the Consideration, and such payment shall be made no later than the first (1st) Business Day of the calendar month next succeeding the month in which such day occurs. For purposes of this Section 7, a Suspension shall be deemed lifted on the date that notice that Suspension has been lifted is delivered to the Investor pursuant to clause (d) of this Section 7 of this Agreement. Notwithstanding the foregoing, any payments under this Section 7 shall be prorated for any period of less than thirty (30) days. Any payments made pursuant to this Section 7 shall not constitute the Investor’s exclusive remedy for such events. Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay any liquidated damages pursuant to this Section 7 (i) in excess of 1.0% of the Consideration in any thirty (30) day period or (ii) in an aggregate amount that exceeds 7.5% of the Consideration. Such payments shall be made to the Investor in cash. For the avoidance of doubt, the Company will not owe any payments pursuant to this Section 7 with respect to any securities that are eligible for resale by non-affiliates without any volume limitations or manner-of-sale restrictions pursuant to Rule 144(b)(1)(i) under the Securities Act or any other rule of similar effect.

8. Legends.

(a) The Investor understands that, until such time as the Registration Statement has been declared effective or the Shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares will bear a restrictive legend in substantially the following form:

“THE SHARES EVIDENCED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

(b) In connection with any sale, assignment, transfer or other disposition of the Shares by the Investor pursuant to Rule 144 or pursuant to any other exemption under the Securities Act such that upon such sale, assignment, transfer or other disposition the Shares held by the Investor become freely tradable and upon compliance by the Investor with the requirements of this Agreement, if requested by the Investor, the Company shall deliver irrevocable instructions to the Transfer Agent to remove any restrictive legends related to the book entry account holding such Shares and make a new entry for such book entry Shares sold or disposed of without restrictive legends within one (1) trading day of any such request therefor from the Investor, provided that the Company and the Transfer Agent have timely received from the Investor customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith. Subject to receipt from the Investor by the Company and the Transfer Agent of customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, the Company agrees that following the Effective Date or at such time as such legend is no longer required under Section 8(a), it will, no later than one (1) trading day from the receipt of a written request from the Investor following the Effective Date, in exchange for any certificate, book entry statement or other instrument representing Shares, as the case may be, issued with a restrictive legend, deliver or cause to be delivered to the Investor a certificate, book entry statement or other instrument representing the Shares that is free from all restrictive and other legends. The Company shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance.

9. Public Sale or Distribution.

(a) The Investor acknowledges that there may occasionally be times when the Company, upon the advice of external legal counsel, must effectuate a Suspension of the Prospectus until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Without the Company’s prior written consent, which consent shall not be unreasonably withheld or delayed, the Investor shall not use any written materials to offer the Shares for resale other than the Prospectus, including any “free writing prospectus” as defined in Rule 405 under the Securities Act. The Investor covenants that it will not sell any Shares pursuant to said Prospectus during the period commencing at the time when Company gives the Investor written notice of the Suspension of the use of said Prospectus pursuant to Section 7 and ending at the time when the Company gives the Investor written notice that the Investor may thereafter effect sales pursuant to said Prospectus pursuant to Section 7.

(b) At any time that the Investor is an affiliate of the Company, any resale of the Shares that purports to be effected under Rule 144 shall comply with all of the requirements of such rule, including the “manner of sale” requirements set forth in Rule 144(f).

10. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by the Investor of any of their respective obligations under this Agreement, the Investor or the Company, as the case may be, in addition to the payment of liquidated damages as set forth in Section 7, if applicable, and otherwise being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Except as provided in Section 7, the Company and the Investor agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Compliance. The Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to any Registration Statement and shall sell the Registrable Securities pursuant to any Registration Statement only in accordance with a method of distribution described in such Registration Statement.

(c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and the Investor, provided that any party may give a waiver (which shall be signed by such party and in writing) as to any obligations of the other party to itself.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement and if being provided to the Investor, shall be addressed to the Investor at the address (including email address) set forth on the Investor’s signature page hereto.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of the Investor.

(f) Execution and Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile or other electronic signatures (including, without limitation, DocuSign) shall be deemed original signatures.

(g) Further Assurances. Each party agrees to cooperate fully with the other party and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

(h) Governing Law; Venue. Each party agrees this Agreement is to be construed in accordance with and governed by the federal law of the United States of America and the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties. Any legal suit, action or proceeding arising out of or based upon this Agreement or any other transaction contemplated hereby shall be instituted in the federal courts of the United States of America or New York State court in each case sitting in New York City, and the Company and the Investor irrevocably submit to the non-exclusive jurisdiction of the federal courts of the United States of America and of any New York State court in each case sitting in New York City for purposes of all suits, actions or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The Company and the Investor irrevocably and unconditionally waive, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby.

(i) Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

(j) Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

POWERFLEET, INC.

By:	/s/ Steve Towe
Name:	Steve Towe
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

INVESTOR:

ONTARIO TEACHERS’ PENSION PLAN BOARD

By:	/s/ Jarnail Badwal
Name:	Jarnail Badwal
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]